UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

_______________________________

Investment Company Act file number: 811-02021

Deutsche Securities Trust

(Exact name of registrant as specified in charter)

345 Park Avenue
New York, NY 10154

(Address of principal executive offices) (Zip code)

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 250-3220

Date of fiscal year end: 12/31

Date of reporting period: 3/31/2017

ITEM 1.	SCHEDULE OF INVESTMENTS

Investment Portfolio                                                       as of March 31, 2017 (Unaudited)

Deutsche Communications Fund

	Shares	Value ($)
Common Stocks 96.6%
Communications Equipment 2.7%
Cisco Systems, Inc.	85,000	2,873,000
Media 11.2%
Charter Communications, Inc. "A"*	3,640	1,191,445
Comcast Corp. "A"	149,080	5,603,917
Liberty Global PLC "A"*	35,261	1,264,812
Liberty Global PLC LiLAC "A"*	4,399	97,834
Time Warner, Inc.	29,441	2,876,680
Walt Disney Co.	6,701	759,826
		11,794,514
National Carriers 62.9%
AT&T, Inc.	365,500	15,186,525
BCE, Inc.	41,795	1,850,502
BT Group PLC	752,937	3,001,756
CenturyLink, Inc. (a)	61,708	1,454,458
Deutsche Telekom AG (Registered)	351,749	6,163,412
KDDI Corp.	168,800	4,430,374
Koninklijke (Royal) KPN NV	179,081	539,316
Nippon Telegraph & Telephone Corp.	90,000	3,841,552
Orange SA	285,646	4,438,350
Proximus SA	9,949	312,199
Singapore Telecommunications Ltd.	696,400	1,946,545
Swisscom AG (Registered)	2,985	1,377,096
TDC AS	149,234	769,539
Telecom Italia SpA (RSP)	298,469	217,790
Telefonica SA	378,938	4,238,572
Telenor ASA	49,745	827,905
TELUS Corp.	29,847	968,902
Verizon Communications, Inc.	270,000	13,162,500
Zayo Group Holdings, Inc.*	45,521	1,497,641
		66,224,934
Real Estate Investment Trust 4.7%
American Tower Corp.	9,000	1,093,860
Crown Castle International Corp.	18,000	1,700,100
SBA Communications Corp. *	18,000	2,166,660
		4,960,620
Technology Hardware, Storage & Peripherals 1.2%
Apple, Inc.	8,307	1,193,384
Wireless Services 13.9%
Millicom International Cellular SA (SDR)	4,974	277,380
NTT DoCoMo, Inc.	43,900	1,022,283
SoftBank Group Corp.	69,600	4,915,074
T-Mobile U.S., Inc.*	50,000	3,229,500
Vodafone Group PLC	1,967,240	5,129,157
		14,573,394
Total Common Stocks (Cost $87,953,407)		101,619,846
Securities Lending Collateral 1.4%
Government & Agency Securities Portfolio "Deutsche Government Cash Institutional Shares", 0.63% (b) (c) (Cost $1,480,800)	1,480,800	1,480,800
Cash Equivalents 2.6%
Deutsche Central Cash Management Government Fund, 0.74% (b) (Cost $2,737,381)	2,737,381	2,737,381
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $92,171,588) †	100.6	105,838,027
Other Assets and Liabilities, Net	(0.6)	(587,317)
Net Assets	100.0	105,250,710

For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.
*	Non-income producing security.
†	The cost for federal income tax purposes was $92,214,441. At March 31, 2017, net unrealized appreciation for all securities based on tax cost was $13,623,586. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $19,933,837 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,310,251.
(a)	All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at March 31, 2017 amounted to $1,454,269, which is 1.4% of net assets.
(b)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
RSP: Risparmio (Convertible Savings Shares)
SDR: Swedish Depositary Receipt
At March 31, 2017, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)

S&P 500 E-Mini Index	USD	6/16/2017	30	3,538,800	(14,087)

Currency Abbreviation
USD	United States Dollar

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2017 in valuing the Fund's investments.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Communications Equipment	$2,873,000	$—	$—	$2,873,000
Media	11,794,514	—	—	11,794,514
National Carriers	66,224,934	—	—	66,224,934
Equity Real Estate Investment Trusts	4,960,620	—	—	4,960,620
Technology Hardware, Storage & Peripherals	1,193,384	—	—	1,193,384
Wireless Services	14,573,394	—	—	14,573,394
Short-Term Investments(d)	4,218,181	—	—	4,218,181
Total	$105,838,027	$—	$—	$105,838,027
Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (e)
Futures Contracts	$—	$(14,087)	$—	$(14,087)
Total	$—	$(14,087)	$—	$(14,087)

As a result of the fair valuation model utilized by the Fund, certain international securities transferred from Level 2 to Level 1. During the period ended March 31, 2017, the amount ofthe transfers between Level 2 and Level 1 was $44,323,389.

Transfers between price levels are recognized at the beginning of the reporting year.

(d)	See Investment Portfolio for additional detailed categorizations.

Derivatives

The following table presents, by major type of derivative contract, the unrealized appreciation (depreciation) of the Fund's derivative instruments as of March 31, 2017 categorized by the primary underlying risk exposure.

Primary Underlying Risk Disclosure	Futures
Equity Contracts	$ (14,087)

ITEM 2.	CONTROLS AND PROCEDURES

(a) The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 3.	EXHIBITS

Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Communications Fund, a series of Deutsche Securities Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	May 18, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	May 18, 2017

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	May 18, 2017